                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                                    Information

Name:                                   ESL Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200, Bay Harbor,
                                        FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       November 21, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading       AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:                              By:      RBS Partners, L.P.
                                        Its:     General Partner

                                        By:      ESL Investments, Inc.
                                        Its:     General Partner

                                        By:      /s/ Edward S. Lampert
                                                 -------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    November 25, 2013

2.   SPE II PARTNERS, LP

Item                                    Information

Name:                                   SPE II Partners, LP

Address:                                1170 Kane Concourse, Suite 200, Bay Harbor,
                                        FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       November 21, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading       AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:                              By:      RBS Partners, L.P.
                                        Its:     General Partner

                                        By:      ESL Investments, Inc.
                                        Its:     General Partner

                                        By:      /s/ Edward S. Lampert
                                                 -------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    November 25, 2013

3.   SPE MASTER II, LP

Item                                    Information

Name:                                   SPE Master II, LP

Address:                                1170 Kane Concourse, Suite 200, Bay Harbor,
                                        FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       November 21, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading       AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:                              By:      RBS Partners, L.P.
                                        Its:     General Partner

                                        By:      ESL Investments, Inc.
                                        Its:     General Partner

                                        By:      /s/ Edward S. Lampert
                                                 -------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    November 25, 2013

4.   RBS PARTNERS, L.P.

Item                                    Information

Name:                                   RBS Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200, Bay Harbor,
                                        FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       November 21, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading       AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:                              By:      ESL Investments, Inc.
                                        Its:     General Partner

                                        By:      /s/ Edward S. Lampert
                                                 -------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    November 25, 2013

5.   ESL INSTITUTIONAL PARTNERS, L.P.

Item                                    Information

Name:                                   ESL Institutional Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200, Bay Harbor,
                                        FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       November 21, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading       AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:                              By:      RBS Investment Management, L.L.C.
                                        Its:     General Partner

                                        By:      ESL Investments, Inc.
                                        Its:     Manager

                                        By:      /s/ Edward S. Lampert
                                                 -------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    November 25, 2013

6.   RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                    Information

Name:                                   RBS Investment Management, L.L.C.

Address:                                1170 Kane Concourse, Suite 200, Bay Harbor,
                                        FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       November 21, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading       AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:                              By:      ESL Investments, Inc.
                                        Its:     Manager

                                        By:      /s/ Edward S. Lampert
                                                 -------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    November 25, 2013

7.   ESL INVESTMENTS, INC.

Item                                    Information

Name:                                   ESL Investments, Inc.

Address:                                1170 Kane Concourse, Suite 200, Bay Harbor,
                                        FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       November 21, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading       AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:
                                        By:      /s/ Edward S. Lampert
                                                 -------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    November 25, 2013